Exhibit 99.1

Investors May Contact:
Ryan Marsh
VP & Treasurer
(770) 418-8211
ir@asburyauto.com

Reporters May Contact:
Melissa Corey
Public Relations & Communications Manager
(770) 418-8231
mcorey@asburyauto.com

ASBURY AUTOMOTIVE GROUP REPORTS RECORD THIRD QUARTER ADJUSTED EPS FROM CONTINUING OPERATIONS

Third quarter Adjusted EPS from continuing operations of $0.91 per diluted share, up 26% over prior year third quarter

Duluth, GA, October 22, 2013 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported adjusted income from continuing operations for the third quarter 2013 of $28.3 million, or $0.91 per diluted share, versus income from continuing operations in the third quarter 2012 of $22.6 million, or $0.72 per diluted share, a 26% increase per diluted share. Adjusted income from continuing operations for the third quarter of 2013 excludes debt redemption costs of $4.2 million after tax, or $0.14 per diluted share and a real estate-related charge resulting from the purchase of a previously leased property of $1.3 million after tax, or $0.04 per diluted share. On a GAAP basis, 2013 third quarter net income was $22.7 million, or $0.73 per diluted share, compared to 2012 third quarter net income of $20.7 million, or $0.66 per diluted share. See attached reconciliation for reported adjustments.

Third Quarter 2013 Highlights (compared to the prior year period):

•Total revenues increased 17% to $1.4 billion
•New vehicle retail revenues up 13%
•Used vehicle retail revenues up 33%
•Finance and insurance revenues up 24%
•Parts and service revenues up 9%
•Total gross profit up 16% with increases from all business lines
•SG&A expense as a percent of gross profit improved 120 basis points to 70.9%

•	Redeemed remaining $143 million of 7.625% senior subordinated notes due in 2017 and raised $79 million of mortgage debt during the quarter; third quarter leverage at 2.2x Total Debt/Adjusted EBITDA

•	Spent $19 million to purchase a previously leased property; $2 million of annualized rent savings
•Repurchased $8 million of Asbury common stock during the quarter

“Asbury is pleased to announce record third quarter results from continuing operations,” said Craig Monaghan, Asbury's President and Chief Executive Officer. “Our stores continue to deliver operational excellence while successfully integrating our recent acquisitions. The future looks bright as auto sales continue their four year recovery, delivering record cash flow for reinvesting in continued growth.”
Asbury's Executive Vice President and Chief Operating Officer, Michael Kearney, added, “These record results reflect the competitive spirit and winning culture of our teams. We are very pleased with our operating performance and would like to extend our gratitude to everyone in the Company - thank you for your hard work and dedication to our customers.”

For the nine-month period ended September 30, 2013, the Company reported adjusted income from continuing operations of $82.6 million, or $2.66 per diluted share, compared to income from continuing operations of $60.7 million, or $1.92 per diluted share in the prior year period. The Company’s revenues for the 2013 period totaled $4.0 billion, an increase of 16% compared to $3.4 billion in the prior year period. On a GAAP basis, net income for the nine-month period ended September 30, 2013 was $82.2 million, or $2.64 per diluted share compared to $59.4 million or $1.88 per diluted share for the prior year period.

Asbury will host a conference call to discuss its third quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com. In addition, a live audio of the call will be accessible to the public by calling (888) 378-0320 (domestic), or (719) 457-2648 (international); passcode - 6525301. Callers should dial in approximately 5 to 10 minutes before the call begins.

 About Asbury Automotive Group, Inc.

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 79 retail auto stores, encompassing 100 franchises for the sale and servicing of 29 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012
REVENUES:
New vehicle	$759.7	$672.3	$2,167.2	$1,895.2
Used vehicle	421.6	333.0	1,183.1	980.4
Parts and service	154.0	141.8	455.5	423.9
Finance and insurance, net	54.7	44.0	154.1	123.1
Total revenues	1,390.0	1,191.1	3,959.9	3,422.6
COST OF SALES:
New vehicle	713.4	630.5	2,035.6	1,773.0
Used vehicle	391.3	307.1	1,090.9	900.8
Parts and service	60.0	59.3	179.5	178.3
Total cost of sales	1,164.7	996.9	3,306.0	2,852.1
GROSS PROFIT	225.3	194.2	653.9	570.5
OPERATING EXPENSES:
Selling, general and administrative	159.7	140.0	462.0	415.9
Depreciation and amortization	6.2	5.5	18.0	16.9
Other operating expense, net	1.4	(0.5)	5.9	0.1
Income from operations	58.0	49.2	168.0	137.6
OTHER EXPENSES:
Floor plan interest expense	(2.9)	(2.9)	(9.1)	(8.5)
Other interest expense, net	(11.1)	(8.7)	(29.8)	(26.6)
Swap interest expense	(0.1)	(1.3)	(2.2)	(3.8)
Convertible debt discount amortization	—	(0.1)	—	(0.4)
Loss on extinguishment of long-term debt	(6.8)	—	(6.8)	—
Total other expenses, net	(20.9)	(13.0)	(47.9)	(39.3)
Income before income taxes	37.1	36.2	120.1	98.3
INCOME TAX EXPENSE	14.3	13.6	46.2	37.6
INCOME FROM CONTINUING OPERATIONS	22.8	22.6	73.9	60.7
DISCONTINUED OPERATIONS, net of tax	(0.1)	(1.9)	8.3	(1.3)
NET INCOME	$22.7	$20.7	$82.2	$59.4
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$0.74	$0.73	$2.40	$1.95
Discontinued operations	—	(0.06)	0.27	(0.04)
Net income	$0.74	$0.67	$2.67	$1.91
Diluted—
Continuing operations	$0.73	$0.72	$2.38	$1.92
Discontinued operations	—	(0.06)	0.26	(0.04)
Net income	$0.73	$0.66	$2.64	$1.88
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	30.7	31.1	30.8	31.1
Stock options	—	0.1	—	0.2
Restricted stock	0.2	0.2	0.2	0.2
Performance share units	0.2	0.1	0.1	0.1
Diluted	31.1	31.5	31.1	31.6

New Vehicle—

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$279.6	$245.6	$34.0	14%
Mid-line import	360.5	332.4	28.1	8%
Mid-line domestic	99.6	94.3	5.3	6%
Total new vehicle revenue—same store(1)	739.7	672.3	67.4	10%
New vehicle revenue—acquisitions	20.0	—
New vehicle revenue, as reported	$759.7	$672.3	$87.4	13%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$20.2	$18.4	$1.8	10%
Mid-line import	18.3	16.8	1.5	9%
Mid-line domestic	6.4	6.6	(0.2)	(3)%
Total new vehicle gross profit—same store(1)	44.9	41.8	3.1	7%
New vehicle gross profit—acquisitions	1.4	—
New vehicle gross profit, as reported	$46.3	$41.8	$4.5	11%

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
New vehicle units:
New vehicle retail units—same store(1)
Luxury	5,692	5,020	672	13%
Mid-line import	13,533	12,642	891	7%
Mid-line domestic	2,747	2,595	152	6%
Total new vehicle retail units—same store(1)	21,972	20,257	1,715	8%
Fleet vehicles	242	537	(295)	(55)%
Total new vehicle units—same store(1)	22,214	20,794	1,420	7%
New vehicle units—acquisitions	673	—
New vehicle units—actual	22,887	20,794	2,093	10%

New Vehicle Metrics—

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
Revenue per new vehicle sold—same store(1)	$33,299	$32,331	$968	3%
Gross profit per new vehicle sold—same store(1)	$2,021	$2,010	$11	1%
New vehicle gross margin—same store(1)	6.1%	6.2%	(0.1)%	(2)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle—

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$359.3	$279.3	$80.0	29%
Used vehicle retail revenues—acquisitions	11.8	—
Total used vehicle retail revenues	371.1	279.3	91.8	33%

Used vehicle wholesale revenues—same store(1)	49.7	53.7	(4.0)	(7)%
Used vehicle wholesale revenues—acquisitions	0.8	—
Total used vehicle wholesale revenues	50.5	53.7	(3.2)	(6)%
Used vehicle revenue, as reported	$421.6	$333.0	$88.6	27%
Gross profit:
Used vehicle retail gross profit—same store(1)	$31.0	$26.3	$4.7	18%
Used vehicle retail gross profit—acquisitions	0.4	—
Total used vehicle retail gross profit	31.4	26.3	5.1	19%

Used vehicle wholesale gross profit—same store(1)	(1.2)	(0.4)	(0.8)	NM
Used vehicle wholesale gross profit—acquisitions	0.1	—
Total used vehicle wholesale gross profit	(1.1)	(0.4)	(0.7)	NM
Used vehicle gross profit, as reported	$30.3	$25.9	$4.4	17%
Used vehicle retail units:
Used vehicle retail units—same store(1)	18,099	14,463	3,636	25%
Used vehicle retail units—acquisitions	616	—
Used vehicle retail units—actual	18,715	14,463	4,252	29%

Used Vehicle Metrics—

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
Revenue per used vehicle retailed—same store(1)	$19,852	$19,311	$541	3%
Gross profit per used vehicle retailed—same store(1)	$1,713	$1,818	$(105)	(6)%
Used vehicle retail gross margin—same store(1)	8.6%	9.4%	(0.8)%	(9)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

NM—Not Meaningful

Parts and Service—

	For the Three Months Ended September 30,		Increase	% Change
	2013	2012
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$150.5	$141.8	$8.7	6%
Parts and service revenues—acquisitions	3.5	—
Parts and service revenue, as reported	$154.0	$141.8	$12.2	9%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$53.4	$51.1	$2.3	5%
Reconditioning and preparation	22.4	17.2	5.2	30%
Warranty	11.1	9.5	1.6	17%
Wholesale parts	4.8	4.7	0.1	2%
Total parts and service gross profit—same store(1)	91.7	82.5	9.2	11%
Parts and service gross profit—acquisitions	2.3	—
Parts and service gross profit, as reported	$94.0	$82.5	$11.5	14%
Parts and service gross margin—same store(1)	60.9%	58.2%	2.7%	5%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net—

	For the Three Months Ended September 30,		Increase	% Change
	2013	2012
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$52.6	$44.0	$8.6	20%
Finance and insurance, net—acquisitions	2.1	—
Finance and insurance, net as reported	$54.7	$44.0	$10.7	24%
Finance and insurance, net per vehicle sold—same store(1)	$1,305	$1,248	$57	5%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Three Months Ended September 30,
	2013	2012
REVENUE MIX PERCENTAGES:
New vehicles	54.7%	56.4%
Used retail vehicles	26.7%	23.5%
Used vehicle wholesale	3.6%	4.5%
Parts and service	11.1%	11.9%
Finance and insurance, net	3.9%	3.7%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	20.6%	21.5%
Used retail vehicles	13.9%	13.5%
Used vehicle wholesale	(0.5)%	(0.2)%
Parts and service	41.7%	42.5%
Finance and insurance, net	24.3%	22.7%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	70.9%	72.1%

New Vehicle-

	For the Nine Months Ended September 30,		Increase	% Change
	2013	2012
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$772.1	$673.9	$98.2	15%
Mid-line import	1,050.4	945.3	105.1	11%
Mid-line domestic	304.5	276.0	28.5	10%
Total new vehicle revenue—same store(1)	2,127.0	1,895.2	231.8	12%
New vehicle revenue—acquisitions	40.2	—
New vehicle revenue, as reported	$2,167.2	$1,895.2	$272.0	14%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$55.2	$51.8	$3.4	7%
Mid-line import	54.2	51.7	2.5	5%
Mid-line domestic	19.7	18.7	1.0	5%
Total new vehicle gross profit—same store(1)	129.1	122.2	6.9	6%
New vehicle gross profit—acquisitions	2.5	—
New vehicle gross profit, as reported	$131.6	$122.2	$9.4	8%

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
New vehicle units:
New vehicle retail units—same store(1)
Luxury	15,562	13,634	1,928	14%
Mid-line import	39,268	35,969	3,299	9%
Mid-line domestic	8,415	7,564	851	11%
Total new vehicle retail units—same store(1)	63,245	57,167	6,078	11%
Fleet vehicles	908	1,810	(902)	(50)%
Total new vehicle units—same store(1)	64,153	58,977	5,176	9%
New vehicle units—acquisitions	1,220	—
New vehicle units—actual	65,373	58,977	6,396	11%

New Vehicle Metrics-

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
Revenue per new vehicle sold—same store(1)	$33,155	$32,135	$1,020	3%
Gross profit per new vehicle sold—same store(1)	$2,012	$2,072	$(60)	(3)%
New vehicle gross margin—same store(1)	6.1%	6.4%	(0.3)%	(5)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle-

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$1,016.4	$832.4	$184.0	22%
Used vehicle retail revenues—acquisitions	23.9	—
Total used vehicle retail revenues	1,040.3	832.4	207.9	25%

Used vehicle wholesale revenues—same store(1)	140.9	148.0	(7.1)	(5)%
Used vehicle wholesale revenues—acquisitions	1.9	—
Total used vehicle wholesale revenues	142.8	148.0	(5.2)	(4)%
Used vehicle revenue, as reported	$1,183.1	$980.4	$202.7	21%
Gross profit:
Used vehicle retail gross profit—same store(1)	$91.7	$79.8	$11.9	15%
Used vehicle retail gross profit—acquisitions	1.4	—
Total used vehicle retail gross profit	93.1	79.8	13.3	17%

Used vehicle wholesale gross profit—same store(1)	(0.9)	(0.2)	(0.7)	NM
Used vehicle wholesale gross profit—acquisitions	—	—
Total used vehicle wholesale gross profit	(0.9)	(0.2)	(0.7)	NM
Used vehicle gross profit, as reported	$92.2	$79.6	$12.6	16%
Used vehicle retail units:
Used vehicle retail units—same store(1)	51,692	43,753	7,939	18%
Used vehicle retail units—acquisitions	1,069	—
Used vehicle retail units—actual	52,761	43,753	9,008	21%

Used Vehicle Metrics-

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2013	2012
Revenue per used vehicle retailed—same store(1)	$19,663	$19,025	$638	3%
Gross profit per used vehicle retailed—same store(1)	$1,774	$1,824	$(50)	(3)%
Used vehicle retail gross margin—same store(1)	9.0%	9.6%	(0.6)%	(6)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

NM—Not Meaningful

Parts and Service-

	For the Nine Months Ended September 30,		Increase	% Change
	2013	2012
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$447.8	$423.9	$23.9	6%
Parts and service revenues—acquisitions	7.7	—
Parts and service revenue, as reported	$455.5	$423.9	$31.6	7%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$159.5	$151.8	$7.7	5%
Reconditioning and preparation	63.1	50.4	12.7	25%
Warranty	34.0	29.0	5.0	17%
Wholesale parts	14.7	14.4	0.3	2%
Total parts and service gross profit—same store(1)	271.3	245.6	25.7	10%
Parts and service gross profit—acquisitions	4.7	—
Parts and service gross profit, as reported	$276.0	$245.6	$30.4	12%
Parts and service gross margin—same store(1)	60.6%	57.9%	2.7%	5%
 _____________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net-

	For the Nine Months Ended September 30,		Increase	% Change
	2013	2012
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$150.8	$123.1	$27.7	23%
Finance and insurance, net—acquisitions	3.3	—
Finance and insurance, net as reported	$154.1	$123.1	$31.0	25%
Finance and insurance, net per vehicle sold—same store(1)	$1,302	$1,198	$104	9%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Nine Months Ended September 30,
	2013	2012
REVENUE MIX PERCENTAGES:
New vehicles	54.7%	55.4%
Used retail vehicles	26.3%	24.3%
Used vehicle wholesale	3.6%	4.3%
Parts and service	11.5%	12.4%
Finance and insurance, net	3.9%	3.6%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	20.1%	21.4%
Used retail vehicles	14.2%	14.0%
Used vehicle wholesale	(0.1)%	—%
Parts and service	42.2%	43.0%
Finance and insurance, net	23.6%	21.6%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	70.7%	72.9%

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures
(In millions)
(Unaudited)

	September 30, 2013	December 31, 2012	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$1.3	$6.2	$(4.9)	(79)%
New vehicle inventory	573.8	517.4	56.4	11%
Used vehicle inventory	121.1	94.6	26.5	28%
Parts inventory	39.6	36.5	3.1	8%
Total current assets	1,010.8	986.4	24.4	2%
Floor plan notes payable	570.1	556.7	13.4	2%
Total current liabilities	773.3	779.8	(6.5)	(1)%

CAPITALIZATION:
Long-term debt (including current portion)	$519.8	$466.0	$53.8	12%
Shareholders' equity	470.9	402.8	68.1	17%
Total	$990.7	$868.8	$121.9	14%
Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2013	2012
Luxury
BMW	9%	8%
Mercedes-Benz	7%	7%
Lexus	7%	6%
Acura	5%	5%
Infiniti	4%	5%
Other luxury	6%	5%
Total luxury	38%	36%
Mid-Line Imports:
Honda	21%	21%
Nissan	13%	13%
Toyota	12%	12%
Other imports	3%	4%
Total imports	49%	50%
Mid-Line Domestic:
Ford	7%	8%
Dodge	3%	2%
Chevrolet	2%	2%
Other domestics	1%	2%
Total domestic	13%	14%
Total New Vehicle Revenue	100%	100%

Selling, General and Administrative Expense (“SG&A”)-

	For the Three Months Ended September 30,				Increase (Decrease)	% of Gross Profit Decrease
	2013	% of Gross Profit	2012	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$151.6	67.3%	$130.9	67.4%	20.7	(0.1)%
Rent expense	8.1	3.6%	9.1	4.7%	(1.0)	(1.1)%
SG&A-total	$159.7	70.9%	$140.0	72.1%	19.7	(1.2)%
Gross profit	$225.3		$194.2

	For the Nine Months Ended September 30,				Increase (Decrease)	% of Gross Profit Decrease
	2013	% of Gross Profit	2012	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$436.8	66.8%	$389.2	68.2%	$47.6	(1.4)%
Rent expense	25.2	3.9%	26.7	4.7%	(1.5)	(0.8)%
SG&A-total	$462.0	70.7%	$415.9	72.9%	$46.1	(2.2)%
Gross profit	$653.9		$570.5

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from continuing operations," "Adjusted diluted earnings per share ("EPS") from continuing operations," "Adjusted EBITDA," "Adjusted leverage ratio," and "Adjusted SG&A expense." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in connection with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In its evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

	For the Twelve Months Ended
	September 30, 2013	June 30, 2013
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	519.8	$585.8
Less: unamortized premium on 8.375% Senior Subordinated Notes due 2020	(9.5)	(9.7)
Adjusted long-term debt (including current portion)	$510.3	$576.1

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$96.5	$96.3

Add:
Depreciation and amortization	23.7	23.0
Income tax expense	58.6	58.0
Convertible debt discount amortization	—	0.1
Swap and other interest expense	42.3	40.8
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$221.1	$218.2

Non-core items - expense:
Real estate-related charges	7.3	5.2
Loss on extinguishment of long-term debt	6.8	—
Total non-core items	14.1	5.2

Adjusted EBITDA	$235.2	$223.4

Adjusted leverage ratio	2.2	2.6

The non-core operating items shown in the table below consist of expenses related to real estate transactions.

	For the Three Months Ended September 30,
	2013	2012
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$22.7	$20.7
Discontinued operations, net of tax	0.1	1.9
Income from continuing operations	22.8	22.6

Non-core items - expense (income):
Real estate-related charges	2.1	—
Loss on the extinguishment of long-term debt	6.8	—
Tax benefit on non-core items above	(3.4)	—
Total non-core items	5.5	—
Adjusted income from continuing operations	$28.3	$22.6

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$0.73	$0.66
Discontinued operations, net of tax	—	0.06
Income from continuing operations	$0.73	$0.72

Total non-core items	0.18	—
Adjusted diluted EPS from continuing operations	$0.91	$0.72

Weighted average common shares outstanding - diluted	31.1	31.5

	For the Nine Months Ended September 30,
	2013	2012
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$82.2	$59.4
Discontinued operations, net of tax	(8.3)	1.3
Income from continuing operations	73.9	60.7

Non-core items - expense (income):
Real estate-related charges	7.3	—
Loss on the extinguishment of long-term debt	6.8	—
Tax benefit on non-core items above	(5.4)	—
Total non-core items	8.7	—
Adjusted income from continuing operations	$82.6	$60.7

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$2.64	$1.88
Discontinued operations, net of tax	(0.26)	0.04
Income from continuing operations	$2.38	$1.92

Total non-core items	0.28	—
Adjusted diluted EPS from continuing operations	$2.66	$1.92

Weighted average common shares outstanding - diluted	31.1	31.6